                           SCHEDULE 14(A) INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                      1934
                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

  [_] Preliminary Proxy Statement

  [_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
      6(e)(2))

  [X] Definitive Proxy Statement

  [_] Definitive Additional Materials

  [_] Soliciting material pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                               Oracle Corporation
                  ------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                  ------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

  [X] No fee required

  [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
      11.

   (1) Title of each class of securities to which transaction applies:
     ----------------------------------------------------------------------

   (2) Aggregate number of securities to which transaction applies:
     ----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     ----------------------------------------------------------------------

   (4) Proposed maximum aggregate value of transaction:
     ----------------------------------------------------------------------

   (5) Total fee paid:
     ----------------------------------------------------------------------

  [_] Fee paid previously by written preliminary materials.

  [_] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount previously paid: _______________________________________________

   2) Form Schedule or Registration Statement No.: __________________________

   3) Filing party: _________________________________________________________

   4) Date filed: ___________________________________________________________

Notes: _________________________________________________________________________

[ORACLE LOGO]

                              500 Oracle Parkway
                        Redwood City, California 94065

September 11, 2000
To our Stockholders:

  You are cordially invited to attend the Annual Meeting of Stockholders of Oracle Corporation (the "Company"). The Annual Meeting will be held on Monday, October 16, 2000, at 10:00 a.m., in the Oracle Corporation Conference Center, located at 350 Oracle Parkway, Redwood City, California.

  The actions expected to be taken at the Annual Meeting are described in detail in the attached Proxy Statement and Notice of Annual Meeting of Stockholders.

  Included with the Proxy Statement is a copy of the Company's Annual Report on Form 10-K for fiscal year 2000. We encourage you to read the Form 10-K. It includes information on the Company's operations, markets, products and services, as well as the Company's audited financial statements.

  Please use this opportunity to take part in the affairs of the Company by voting on the business to come before this meeting. Whether or not you plan to attend the meeting, please complete, sign, date and return the accompanying proxy in the enclosed postage-paid envelope or vote electronically via the Internet or telephone. See "Voting Via the Internet or By Telephone" in the Proxy Statement for more details. Please note that there are separate Internet and telephone voting arrangements depending upon whether shares are registered in your name or in the name of a bank or broker. Returning the proxy or voting electronically does NOT deprive you of your right to attend the meeting and to vote your shares in person for the matters acted upon at the meeting.

  We look forward to seeing you at the Annual Meeting.

                                          Sincerely,
                                          /s/ Lawrence J. Ellison

                                                   LAWRENCE J. ELLISON
                                             Chairman of the Board and Chief
                                                    Executive Officer

                              [LOGO OF ORACLE(R)]

                              500 Oracle Parkway
                        Redwood City, California 94065

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To our Stockholders:

  The Annual Meeting of Stockholders of the Company will be held on Monday, October 16, 2000, at 10:00 a.m., in the Oracle Corporation Conference Center, located at 350 Oracle Parkway, Redwood City, California, for the following purposes:

  1. To elect a Board of Directors to serve for the ensuing year.

  2. To approve the adoption of the Company's 2000 Long-Term Equity Incentive Plan.

  3. To ratify the appointment of Arthur Andersen LLP as independent public accountants for the Company for the current fiscal year.

  4. To consider a stockholder proposal.

  5. To transact any other business that may properly come before the meeting.

  Stockholders of record at the close of business on August 21, 2000 will be entitled to notice of and to vote at the Annual Meeting and at any continuation or adjournment thereof.

                               By Order of the Board of Directors,
                               /s/ Daniel Cooperman
                               DANIEL COOPERMAN
                               Senior Vice President, General Counsel
                                & Secretary

Redwood City, California
September 11, 2000

  Whether or not you plan to attend the meeting, please complete, sign, date and return the accompanying proxy in the enclosed postage-paid envelope or vote electronically via the Internet or telephone.

                                PROXY STATEMENT

                              September 11, 2000

  The accompanying proxy is solicited on behalf of the Board of Directors (the "Board") of Oracle Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"). The Annual Meeting will be held on Monday, October 16, 2000, at 10:00 a.m., in the Oracle Corporation Conference Center, located at 350 Oracle Parkway, Redwood City, California. All holders of record of Common Stock, par value $0.01 per share (the "Common Stock"), at the close of business on August 21, 2000, the record date, will be entitled to vote at the Annual Meeting. At the close of business on the record date, the Company had 2,821,650,145 shares of Common Stock outstanding and entitled to vote. A majority, 1,410,825,073, of these shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. This Proxy Statement, the accompanying proxy, and the Company's Annual Report on Form 10-K were first mailed to stockholders on or about September 11, 2000. The Company's Annual Report on Form 10-K contains the information required by Rule 14a-3 of the Rules of the Securities and Exchange Commission (the "SEC").

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

  Stockholders are entitled to one vote for each share of Common Stock held. Shares of Common Stock may not be voted cumulatively.

  Any person signing a proxy in the form accompanying this Proxy Statement, voting by telephone or voting on the Internet has the power to revoke it either before the meeting at which the matter voted by proxy is acted upon or at the meeting before the vote on the matter. A proxy may be revoked by a later proxy that is signed by the person who signed the earlier proxy and presented at the meeting or by attendance at the meeting and voting in person.

  The expense of printing and mailing proxy material will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by directors, officers, and other employees of the Company by personal interview, telephone, or facsimile. No additional compensation will be paid for such solicitation. The Company also has retained Corporate Investor Communications, Inc. ("CIC") to assist in the solicitation of proxies. CIC will receive a fee for such services of approximately $12,500, plus reasonable out-of-pocket expenses, which will be paid by the Company. The Company will request brokers and nominees who hold shares of Common Stock in their names to furnish proxy material to beneficial owners of the shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

  At the Annual Meeting, the stockholders will elect directors to hold office until the next annual meeting of stockholders and until successors have been duly elected and qualified or until any such director's earlier resignation or removal. The Board of Directors is planning to reduce its number to eight directors, and accordingly, there are only eight nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named. Shares represented by the accompanying proxy will be voted for the election of the eight nominees recommended by the Board of Directors, unless the proxy is marked in such a manner as to withhold authority to vote or as to vote for one or more alternate candidates. If any nominee for any reason is unable to serve or will not serve, the proxies may be voted for such substitute nominee as the proxyholder may determine. The Company is not aware of any nominee who will be unable to or for good cause will not serve as a director.

Directors

  The following incumbent directors are being nominated for re-election to the
Board: Lawrence J. Ellison, Donald L. Lucas, Michael J. Boskin, Jeffrey O. Henley, Jack F. Kemp, Jeffrey Berg, Richard A. McGinn and Kay Koplovitz.

Required Vote

  Directors are elected by a plurality of votes cast. Votes withheld and broker non-votes are not counted toward a nominee's total.

                   The Board of Directors recommends a vote
             for the election of each of the nominated directors.

  Mr. Ellison, 56, has been Chief Executive Officer and a director of the Company since he co-founded the Company in May 1977. Mr. Ellison has been Chairman of the Board since June 1995 and served as Chairman of the Board from April 1990 until September 1992. He also served as President of the Company from May 1977 to June 1996. Mr. Ellison is co-chairman of California's Council on Information Technology. He is also a director of Apple Computer, Inc.

  Mr. Lucas, 70, has been a director of the Company since March 1980. He has been Chairman of the Executive Committee since 1986 and Chairman of the Finance and Audit Committee since 1987. Mr. Lucas has been a member of the Committee on Compensation and Management Development (the "Compensation Committee") since 1989 and a member of the Nominating Committee since December 1996. He was Chairman of the Board from October 1980 through March 1990. He has been a venture capitalist since 1960. He also serves as a director of Cadence Design Systems, Inc., Coulter Pharmaceutical, Inc., Macromedia, Inc., Transcend Services, Inc, Preview Systems, Inc. and Tricord Systems, Inc.

  Dr. Boskin, 54, has been a director of the Company since May 1994. He has been a member of the Finance and Audit Committee and the Nominating Committee since July 1994 and a member of the Compensation Committee since July 1995. He was appointed Chairman of the Compensation Committee by the Board in July 1997. Dr. Boskin has been a professor of economics at Stanford University since 1971 and is Chief Executive Officer and President of Boskin & Co., Inc., a consulting firm. He was Chairman of the President's Council of Economic Advisers from February 1989 until January 1993. Dr. Boskin also serves as a director of Exxon Mobil Corporation, First Health Group Corp., and Vodafone AirTouch Public Limited Company.

  Mr. Henley, 55, has been Executive Vice President and Chief Financial Officer of the Company since March 1991 and has been a director since June 1995. Prior to joining Oracle, he served as Executive Vice President and Chief Financial Officer of Pacific Holding Company, a privately-held company with diversified interests in manufacturing and real estate, from August 1986 to February 1991.

  Mr. Kemp, 65, has served as a director of the Company since February 1997 and previously served as a director of the Company from February 1995 until September 1996. Mr. Kemp has been Co-Director of Empower America from 1993 to the present. Mr. Kemp served as a member of Congress for 18 years and as Secretary of Housing and Urban Development from February 1989 until January 1992. In 1996, Mr. Kemp was the Republican candidate for Vice President of the United States. Mr. Kemp also serves as a director of Hawk Corporation, JumpMusic.com, Inc., Proxicom, Inc., Speedway Motorsports, Inc. and ZapMe! Corporation.

  Mr. Berg, 53, has been a director of the Company since March 1997. He has been a member of the Finance and Audit Committee since April 1997. Mr. Berg has been an agent in the entertainment industry for over 25 years and the Chairman and Chief Executive Officer of International Creative Management, Inc., a talent agency for the entertainment industry, since 1985. He served as Co-Chair of California's Council on Information Technology and was President of the Executive Board of the College of Letters and Sciences at the University of California at Berkeley.

  Mr. McGinn, 53, has been a director of the Company since March 1997. Mr. McGinn has served as the Chairman of the Board of Lucent Technologies, Inc. ("Lucent Technologies") since February 1998 and has been its Chief Executive Officer since October 1997. He has been President since February 1996, and was Chief Operating Officer from February 1996 to October 1997. Lucent Technologies was the communications and technology subsidiary of AT&T and was spun off in April 1996. Mr. McGinn served as Executive Vice President of AT&T and Chief Executive Officer of AT&T Network Systems from October 1994 to April 1996. He served as President and Chief Operating Officer of AT&T Network Systems from August 1993 to October 1994 and as a Senior Vice President from August 1992 to August 1993. Mr. McGinn also serves as a director of the American Express Company.

  Ms. Koplovitz, 55, has been a director of the Company since October 1998. She has been a member of the Nominating Committee since July 1999. Since January 2000, she has been CEO of WorkingWoman Network, Inc., which operates a website aimed at women and provides business tools. From June 1998 to January 2000, she served as Chief Executive Officer of Koplovitz & Co., a company specializing in media start-up ventures. She is the Founder of USA Networks, and served as its Chairman and Chief Executive Officer from its premiere in 1977 as television's first advertiser-supported basic cable network until June 1998. In 1992, Ms. Koplovitz launched the Sci-Fi Channel, which has become one of the industry's fastest-growing networks. Ms. Koplovitz is also a director of Liz Claiborne, Inc. In June 1998, Ms. Koplovitz was appointed by President Clinton to chair the National Women's Business Council.

Director Compensation

  The Company currently pays Messrs. Kemp, Berg, McGinn and Lane and Ms. Koplovitz an annual retainer of $40,000 each. Dr. Boskin currently is paid an annual retainer of $100,000 and Mr. Lucas currently is paid an annual retainer of $160,000 in connection with their additional board committee duties. Non-employee members of the Board also receive directors' fees of (1) $1,500 for each regularly scheduled Board meeting attended, (2) $3,000 for each meeting of the Finance and Audit Committee attended, and (3) $2,000 per day for each special meeting or committee meeting attended. Non-employee members of the Board also participate in the Company's 1993 Directors' Stock Option Plan, which currently provides for the following grants of options to purchase Common Stock of the Company to non-employee members of the Board: options to purchase 60,000 shares of Common Stock as of the date an individual becomes a non-employee director; options to purchase 30,000 shares of Common Stock on May 31st of each year provided such director has served on the Board for at least six months; and in lieu of the latter option grant, options to purchase 90,000 shares of Common Stock on May 31st of each year to the director (or directors) who serves as chairman of either the Executive Committee or the Finance and Audit Committee (or both), provided such director has served in such capacity for at least one year and options to purchase 75,000 shares of Common Stock on May 31st of each year to the director who serves as chairman of the Compensation Committee, provided such director has served as a member of such committee for at least one year. Messrs. Ellison and Henley are employees of the Company and are not separately compensated as directors of the Company.

Board of Directors' Meetings and Committees

  The Board of Directors met four times at regularly scheduled meetings during fiscal year 2000. During that same period, the Board acted seven times by unanimous written consent. Standing committees of the Board currently include, among others, the Executive Committee, the Finance and Audit Committee, the Compensation Committee and the Nominating Committee. Each incumbent director has attended at least 75% of all Board meetings and applicable committee meetings.

  Messrs. Ellison, Lucas and Henley are presently the members of the Executive Committee. The Executive Committee did not meet during fiscal year 2000, and during that same period acted nine times by unanimous written consent. Unless otherwise determined by the Board, the Executive Committee is generally vested with all the powers of the Board of Directors, except that the Executive Committee cannot take action beyond certain financial limits, liquidate the Company, sell all or substantially all of the Company's assets, merge the Company with another company where the Company is not the surviving entity, or take any other action not permitted to be delegated to a committee under Delaware law or the Company's Bylaws.

  Messrs. Lucas and Berg and Dr. Boskin are presently the members of the Finance and Audit Committee. The Finance and Audit Committee met four times during fiscal year 2000. The primary function of the Finance and Audit Committee is to provide advice with respect to the Company's financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting, tax and legal compliance matters.

  Dr. Boskin and Mr. Lucas are presently the members of the Compensation Committee. The Compensation Committee met six times during fiscal year 2000, and during that same period acted forty-two times by unanimous written consent. The function of the Compensation Committee is to: (1) review and set the compensation of the Company's Chief Executive Officer and certain of its most highly compensated officers, including salary, bonuses and other incentive plans, stock options and other forms of compensation; (2) administer the Company's stock plans and approve stock option awards; and (3) oversee the career development of senior management.

  Dr. Boskin, Mr. Lucas and Ms. Koplovitz are presently the members of the Nominating Committee. The Nominating Committee did not meet during fiscal year 2000, and during that same period acted once by unanimous written consent. The function of the Nominating Committee is to recommend qualified candidates for election as officers and directors of the Company. Stockholders wishing to recommend candidates for consideration by the Nominating Committee may do so by writing to the Secretary of the Company and providing the candidate's name, biographical data and qualifications.

  Mr. Ellison is presently the sole member of the Plan Committee. The Plan Committee did not meet during fiscal year 2000, and during that same period, acted thirty-one times by unanimous written consent. The Plan Committee is authorized to approve stock option awards, subject to certain limitations.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth certain information, as of August 21, 2000 (unless otherwise indicated below), with respect to the beneficial ownership of the Company's Common Stock by: (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock; (ii) each director; (iii) each executive officer named in the Summary Compensation Table; and (iv) all current executive officers and directors as a group.

                                                                         Percent
                                                  Amount and Nature of     of
      Name and Address of Beneficial Owner       Beneficial Ownership(1)  Class
      ------------------------------------       ----------------------- -------
Lawrence J. Ellison(2)..........................       696,356,050        24.16%
500 Oracle Parkway, Redwood City, CA 94065
Raymond J. Lane(3)..............................        10,104,298            *
Gary L. Bloom(4)................................         3,007,982            *
Jeffrey O. Henley(5)............................         7,534,010            *
Jay Nussbaum(6).................................           618,954            *
George Roberts (7)..............................           695,178            *

Donald L. Lucas(8)..............................           439,815            *

Michael J. Boskin(9)............................           477,060            *

Jack Kemp(10)...................................            18,351            *

Jeffrey Berg(11)................................           179,250            *

Richard A. McGinn(12)...........................            13,500            *

Kay Koplovitz(13)...............................            79,300            *

All current executive officers and directors
 as a group (19 persons)(14)....................       725,171,403        25.16%

--------
*Less than 1%

 (1) Unless otherwise indicated below, each stockholder listed had sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws, if applicable.

 (2) Includes 33,773,500 shares subject to currently exercisable options or options exercisable within 60 days.

 (3) Includes 9,844,844 shares subject to currently exercisable options or options exercisable within 60 days. Mr. Lane is no longer an employee of the Company.

 (4) Includes 2,727,188 shares subject to currently exercisable options or options exercisable within 60 days.

 (5) Includes 7,515,636 shares subject to currently exercisable options or options exercisable within 60 days.

 (6) Includes 605,970 shares subject to currently exercisable options or options exercisable within 60 days.

 (7) Includes 691,506 shares subject to currently exercisable options or options exercisable within 60 days.

 (8) Includes 14,031 shares held in trust. Includes 425,784 shares subject to currently exercisable options or options exercisable within 60 days.

 (9) Includes 477,060 shares subject to currently exercisable options or options exercisable within 60 days.

(10) Includes 14,025 shares subject to currently exercisable options or options exercisable within 60 days.

(11) Includes 179,250 shares subject to currently exercisable options or options exercisable within 60 days.

(12) Includes 13,500 shares subject to currently exercisable options or options exercisable within 60 days.

(13) Includes 75,000 shares subject to currently exercisable options or options exercisable within 60 days.

(14) Includes all shares described in notes (2) through (13) above and 4,235,436 additional shares subject to currently exercisable options or options exercisable within 60 days.

                            EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

  The following table provides certain summary information concerning compensation paid by the Company to the Company's Chief Executive Officer and each of the five other most highly compensated executive officers of the Company (determined as of May 31, 2000) (hereinafter referred to as the "named executive officers") for the fiscal years ended May 31, 2000, 1999, and 1998.

                          Summary Compensation Table

                                                                  Long-Term
                                                                 Compensation
                                            Annual Compensation     Awards
                                           --------------------- ------------
                                                                  Securities
                                                                  Underlying
                                                                 Options/SARs
 Name and Principal Position   Fiscal Year Salary ($) Bonus ($)     (#)(1)
 ---------------------------   ----------- ---------- ---------- ------------
Lawrence J. Ellison...........    2000     $  208,000 $      --   20,000,000
 Chairman and                     1999     $1,000,000 $2,752,000   3,000,000
 Chief Executive Officer          1998     $  999,987 $  530,000           0

Raymond J. Lane (2)...........    2000     $1,000,000 $2,180,000   1,500,000
 President and Chief              1999     $1,000,000 $2,250,000   2,250,000
 Operating Officer                1998     $  974,991 $  206,250           0

Gary L. Bloom.................    2000     $1,000,000 $1,915,000   2,400,000
 Executive Vice President         1999     $  888,864 $2,352,919   3,600,000
                                  1998     $  334,713 $  200,000   2,100,000

Jeffrey O. Henley.............    2000     $  806,250 $1,361,250   1,000,000
 Executive Vice President         1999     $  727,500 $1,334,609   1,200,000
 and Chief Financial Officer      1998     $  645,000 $  113,437           0

Jay Nussbaum..................    2000     $  742,897 $1,772,069     800,000
 Executive Vice President,        1999     $  525,000 $1,151,730   1,500,000
 Oracle Service Industries        1998     $  345,600 $  386,996     360,000

George Roberts................    2000     $  643,182 $4,020,158     800,000
 Executive Vice President         1999     $  406,458 $  357,967     875,000
                                  1998     $  106,831 $  115,844     180,000

--------
(1) All figures in this column reflect options to purchase common stock and adjustments, to the extent applicable, for two 3-for-2 stock splits and one 2-for-1 stock split effective August 15, 1997, February 26, 1999 and January 18, 2000, respectively. Mr. Ellison's option grant is intended to be the only option grant that he receives in the four-year period from fiscal 2000 to fiscal 2003.

(2) Mr. Lane is no longer an employee of the Company.

Stock Options

  The following table sets forth information concerning the grant of stock options to each of the named executive officers in fiscal year 2000:


                     Option/SAR Grants in Last Fiscal Year

                                                                               Potential Realizable
                                                                              Value at Assumed Annual
                                                                               Rates of Stock Price
                                                                              Appreciation for Option
                                        Individual Grants                              Term
                         --------------------------------------------------- -------------------------
                                             Percent of
                                               Total
                           Number of        Options/SARs
                           Securities        Granted to  Exercise
                           Underlying       Employees in or Base
                         Options/ SARs      Fiscal Year   Price   Expiration
          Name           Granted (#)(1)         2000      ($/sh)     Date       5% ($)      10% ($)
          ----           --------------     ------------ -------- ---------- ------------ ------------
Lawrence J. Ellison.....   20,000,000(2)       15.60     $13.750   6/04/09   $172,946,022 $438,279,177
Raymond J. Lane.........    1,500,000(2)(3)     1.17     $13.750   6/04/09   $ 12,970,952 $ 32,870,938
Gary L. Bloom...........    2,000,000(2)        1.56     $13.750   6/04/09   $ 17,294,602 $ 43,827,918
                              400,000(4)        0.31     $81.625   3/13/10   $ 20,533,410 $ 52,035,691
Jeffrey O. Henley.......    1,000,000(2)        0.78     $13.750   6/04/09   $  8,647,301 $ 21,913,959
Jay Nussbaum............      500,000(2)        0.39     $13.750   6/04/09   $  4,323,651 $ 10,956,979
                              300,000(4)        0.23     $81.625   3/13/10   $ 15,400,057 $ 39,026,768
George Roberts..........      400,000(2)        0.31     $13.750   6/04/09   $  3,458,920 $  8,765,584
                              400,000(4)        0.31     $81.625   3/13/10   $ 20,533,410 $ 52,035,691

--------
(1) Each option granted was granted under the Company's 1991 Long-Term Equity Incentive Plan and vests at the rate of 25% per annum, other than as noted in footnote (4). Options will become immediately exercisable if 50% of the voting stock of the Company is acquired in a transaction or series of transactions expressly disapproved by the Board and in the event certain other corporate transactions, as set forth in the Company's 1991 Long-Term Equity Incentive Plan. Each option has an exercise price equal to the fair market value of the Common Stock on the date of grant. All figures in this column reflect options to purchase common stock and adjustments, to the extent applicable, for two 3-for-2 stock splits and one 2-for-1 stock split effective August 15, 1997, February 26, 1999 and January 18, 2000, respectively.

(2) Option granted on June 4, 1999. Mr. Ellison's option grant is intended to be the only option grant that he receives in the four-year period from fiscal 2000 to fiscal 2003.

(3) Mr. Lane is no longer an employee of the Company.

(4) Option granted on March 13, 2000. This option vests one third after the fourth, fifth and sixth years and expires ten years from the date of the grant.

  The following table sets forth information with respect to the named executive officers concerning exercises of options during fiscal year 2000 and unexercised options held as of the end of fiscal year 2000.

            Aggregated Option/SAR Exercises in Last Fiscal Year and
                       Fiscal Year-End Option/SAR Values

                                                        Number of Securities        Value of Unexercised
                                                       Underlying Options/SARs  in-the-Money Options/SARs at
                         Shares Acquired    Value      at Fiscal Year-End (#)        Fiscal Year-End ($)
          Name           on Exercise (#) Realized ($) Exercisable/Unexercisable   Exercisable/Unexercisable
          ----           --------------- ------------ ------------------------- -----------------------------
Lawrence J. Ellison.....    1,426,000    $ 75,024,427   27,911,000/24,050,000   $1,959,915,445/$1,473,896,660
Raymond J. Lane(1)......    4,036,686    $230,718,859   10,969,844/ 6,281,250   $  729,159,255/$  402,946,969
Gary L. Bloom...........      829,186    $ 20,527,283    1,314,688/ 5,625,000   $   87,171,432/$  334,482,613
Jeffrey O. Henley.......    1,600,000    $ 76,314,260    7,409,386/ 2,518,750   $  505,262,024/$  159,926,875
Jay Nussbaum............      456,534    $ 14,933,334      368,470/ 2,015,000   $   23,517,191/$  105,963,063
George Roberts..........          --              --       497,756/ 1,546,250   $   32,672,705/$   71,903,085

--------
(1) Mr. Lane is no longer an employee of the Company.

Compensation Committee Interlocks and Insider Participation

  The Compensation Committee currently consists of Dr. Boskin and Mr. Lucas. No member of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries during fiscal year 2000. None of the executive officers of the Company has served on the board of directors or on the compensation committee of any other entity, any of whose officers served either on the Board of Directors or on the Compensation Committee of the Company.

        Report of Committee on Compensation and Management Development of the Board of Directors on Executive Compensation

  Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 (the "Exchange Act") that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the following report and the Performance Graph which follows shall not be deemed to be incorporated by reference into any such filing.

 Membership and Role of the Committee on Compensation and Management
Development

  The Committee on Compensation and Management Development (the "Compensation Committee") consists of the following non-employee members of the Company's Board of Directors: Michael J. Boskin and Donald L. Lucas.

  The Compensation Committee reviews and determines the Company's executive compensation objectives and policies, administers the Company's stock plans and grants stock options and monitors and oversees the career development of management personnel. In fiscal year 1999, the Board of Directors expanded the charter of the Compensation Committee to include overseeing management career development and accordingly changed the Compensation Committee's name. The Compensation Committee's purview was expanded, in part, to help the Company attract, develop and retain talented executive personnel in an extremely competitive market.

  Within the Silicon Valley, competition for executive talent is especially intense in the information technology industry. With this perspective, the Compensation Committee reviews and sets the compensation of the Company's Chief Executive Officer and the other members of the Company's executive management committee.

  Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), places a limit of $1,000,000 on the amount of compensation that may be deducted by the Company in any year with respect to certain of the Company's highest paid executives. Certain performance-based compensation that has been approved by stockholders is not subject to the deduction limit. The Company intends to qualify certain compensation paid to executive officers for deductibility under the Code, including Section 162(m). However, the Company may from time to time pay compensation to its executive officers that may not be deductible.

 Executive Compensation Program

Objectives

  The objectives of the Company's executive compensation program are to:

  --Attract and retain highly talented and productive executives.

  --Provide incentives for superior performance by paying above-average compensation.

  --Align the interests of executive officers with the interests of the Company's stockholders by basing a significant portion of compensation upon the Company's performance.

Components

  The Company's executive compensation program generally combines the following three components, in addition to the benefit plans offered to all employees: base salary; annual bonus; and long-term incentive compensation consisting of stock option grants.

  It is the Company's policy to set base salary levels, annual bonuses and long-term incentive compensation above an average of selected corporations to which the Company compares its executive compensation. The

Company selects such corporations on the basis of a number of factors, such as their size and complexity, the nature of their businesses, the regions in which they operate, the structure of their compensation programs (including the extent to which they rely on bonuses and other contingent compensation) and the availability of compensation information. The corporations against which the Company compares its compensation are not necessarily those included in the indices used to compare the stockholder return in the Stock Performance Chart. Further, the corporations selected for such comparison may vary from year to year based upon market conditions and changes in both the Company's and the corporations' businesses over time. The Company believes that above-average compensation levels are necessary to attract and retain high caliber executives necessary for the successful conduct of the Company's business.

  Each component of the Company's executive compensation program serves a specific purpose in meeting the Company's objectives. The components of the Company's executive compensation program are described below, except for any limitations arising from certain provisions of employment agreements that the Company enters into upon hiring an executive.

  Base salary. The Compensation Committee annually reviews the salaries of the Company's executives. When setting base salary levels, in a manner consistent with the objectives outlined above, the Committee considers competitive market conditions for executive compensation, Company performance and individual performance.

  The measures of individual performance considered in setting fiscal year 2000 salaries included, to the extent applicable to an individual executive officer, a number of quantitative and qualitative factors such as the Company's historical and recent financial performance in the principal area of responsibility of the officer (including such measures as gross margin, net income, sales, customer count and market share), the individual's progress toward non-financial goals within his area of responsibility, individual performance, experience and level of responsibility and other contributions made to the Company's success. The Compensation Committee has not found it practicable, nor has it attempted, to assign relative weights to the specific factors used in determining base salary levels, and the specific factors used may vary among individual officers. As is typical for most corporations, payment of base salary is not conditioned upon the achievement of any specific, pre-determined performance targets.

  Annual bonus. The Company's cash bonus program seeks to motivate executives to work effectively to achieve the Company's financial performance objectives and to reward them when objectives are met. Fiscal year 2000 executive bonus payments for Messrs. Lane, Henley and Bloom were based upon earnings per share (not including extraordinary items and excluding currency gains and losses). The executive bonus payments for Messrs. Roberts, Nussbaum and Sanderson were based upon certain components of the Company's revenues and margins.

  Long-term incentive compensation. The Company believes that option grants
(1) align executive interests with stockholder interests by creating a direct link between compensation and stockholder return, (2) give executives a significant, long-term interest in the Company's success and (3) help retain key executives in a competitive market for executive talent.

  The Company's 1990 Executive Officers Stock Option Plan and 1991 Long-Term Equity Incentive Plan authorize the Committee to grant stock options to executives. Option grants are made from time to time to executives whose contributions have or will have a significant impact on the Company's long-term performance. The Company's determination of whether option grants are appropriate each year is based upon individual performance measures established for each individual. Options are not necessarily granted to each executive during each year. Generally, options granted to executive officers vest in equal annual installments over a period of four years and expire ten years from the date of grant. However, this year, a number of executive officers were given grants that only begin vesting after the fourth year. These options vest one third after the fourth, fifth and sixth years and expire ten years from the date of grant.

  Benefits. The Company believes that it must offer a competitive benefit program to attract and retain key executives.

  During fiscal year 2000, the Company provided medical and other benefits to its executive officers that are generally available to the Company's other employees.

  Compensation of the Chief Executive Officer. The Chief Executive Officer's compensation plan for fiscal year 2000 and the three subsequent fiscal years consists of no salary (except for salary he received in fiscal year 2000 prior to the change in his compensation) and no bonus. Instead, on June 4, 1999, he was granted an option to purchase 10,000,000 shares of the Company's Common Stock (prior to the Company's 2-for-1 stock split effective January 18, 2000) at the fair market value at the time of grant. The option vests in equal installments over a period of four years and expires ten years from the date of grant. The Chief Executive Officer will not receive another option grant during fiscal years 2001, 2002 and 2003. Accordingly, the Chief Executive Officer will receive an average of 5 million shares (accounting for the January 2000 stock split) for each of these four fiscal years, as compared to an average grant of 3.4 million shares and average salary and bonus of approximately $2.7 million for each of the three prior fiscal years.

  The changes to the Chief Executive Officer's compensation plan more closely align his compensation with the Company's stock performance. The Black-Scholes value of the option grant given to the Chief Executive Officer was approximately $191 million and will be the Chief Executive Officer's only option grant for the four-year period from fiscal 2000 to fiscal 2003.

Submitted by: Michael J. Boskin, Chair
           Donald L. Lucas

                   Report of the Finance and Audit Committee
                           of the Board of Directors

  Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act or the Exchange Act that might incorporate this Proxy Statement or future filings with the SEC, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

 Membership and Role of the Finance and Audit Committee

  The Finance and Audit Committee (the "F&A Committee") consists of the following members of the Company's Board of Directors: Jeffrey Berg, Michael
J. Boskin and Donald L. Lucas. Each of the members of the F&A Committee is independent as defined under the National Association of Securities Dealers' listing standards. The F&A Committee operates under a written charter adopted by the Board of Directors which is included in this proxy statement as Appendix A.

  The primary function of the F&A Committee is to provide advice with respect to the Corporation's financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting, tax and legal compliance. The F&A Committee's primary duties and responsibilities are to: (1) serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system; (2) review and appraise the audit efforts of the Corporation's independent accountants and internal audit department; (3) evaluate the Corporation's quarterly financial performance as well as its compliance with laws and regulations; (4) oversee management's establishment and enforcement of financial policies and business practices; and (5) provide an open avenue of communication among the independent accountants, financial and senior management, counsel, the internal audit department and the Board of Directors.

 Review of the Company's Audited Financial Statements for the Fiscal Year ended May 31, 2000

  The F&A Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended May 31, 2000 with the Company's management. The F&A Committee has discussed with Arthur Andersen LLP, the Company's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

  The F&A Committee has also received the written disclosures and the letter from Arthur Andersen LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the F&A Committee has discussed the independence of Arthur Andersen LLP with that firm.

  Based on the F&A Committee's review and discussions noted above, the F&A Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended May 31, 2000 for filing with the SEC.

Submitted by: Jeffrey Berg
           Michael J. Boskin
           Donald L. Lucas, Chair

Stock Performance Graph

  The graph below compares the cumulative total stockholder return on the Company's Common Stock with the cumulative total return on the Standard & Poor's 500 Index and the Hambrecht & Quist ("H&Q") Technology Index for the five fiscal years commencing May 31, 1995 and ending May 31, 2000, assuming an investment of $100 and the reinvestment of any dividends.

  The comparisons in the graph below are based upon historical data and are not indicative of, nor intended to forecast, future performance of the Company's Common Stock.

                  Oracle Corporation Stock Performance Graph
Cumulative Total Return

                                5/95   5/96   5/97   5/98   5/99   5/00
                                ----   ----   ----   ----   ----   ----
      Oracle Corporation  ORCL 100.00 142.99 201.26 152.97 240.98 1396.13
      S & P 500           1500 100.00 128.44 166.22 217.23 262.90  290.45
      H & Q Technology    1HQT 100.00 141.23 169.50 203.78 311.41  537.06

Transactions and Legal Actions Involving Management

  From June 1, 1999 to the present, there have been no transactions, or currently proposed transactions, between the Company or any of its subsidiaries and any executive officer, director, 5% beneficial owner of the Company's Common Stock, or member of the immediate family of the foregoing persons in which one of the foregoing individuals or entities had an interest of more than $60,000, except for the following:

  During fiscal year 2000, Raymond J. Lane, former President, Chief Operating Officer and Director of the Company, purchased an automobile from the Company for $100,000.

  The Company develops and licenses software products which may be used with a computer manufactured by nCUBE, a manufacturer of massively-parallel supercomputers. Mr. Ellison owns a controlling interest in nCUBE. During fiscal year 2000, the Company purchased approximately $27,000 in computer equipment from nCUBE. The Company has loaned nCUBE certain computer hardware (used primarily to facilitate communications between the Company and nCUBE and for development work requested by the Company) and nCUBE has loaned certain computer hardware to the Company. The Company has also entered into a reseller agreement with nCUBE entitling nCUBE to distribute certain software which the Company has a license to distribute.

  During fiscal year 1999, the Company entered into an agreement with MindQ LLC, a company in which Mr. Ellison owns a controlling interest, which allows the Company to resell some of MindQ LLC's existing courses as well as certain additional courses that will be developed by MindQ LLC at its cost. During fiscal year 2000, the Company contracted with MindQ LLC for the development of three courses for the Company at a cost of approximately $375,000 and has paid approximately $287,000 of that amount during fiscal year 2000.

  During fiscal year 2000, the Company leased aircraft from Wing and a Prayer, Incorporated, which is owned by Mr. Ellison. The aggregate amount billed to the Company for the use of the aircraft was approximately $1,383,000. The Company believes that the amount billed for the use of the aircraft and the pilots are within the range charged by third-party commercial charter companies for similar model aircraft. The Company and Mr. Ellison have negotiated an indemnity agreement pursuant to which Mr. Ellison would indemnify the Company up to $250,000,000 in the event that Wing and a Prayer's aviation insurance policy does not provide full coverage to the Company.

  During fiscal year 2000, the Company received a 5% equity interest in New Internet Computer Company (formerly known as Network Computer, Inc.), a company in which Mr. Ellison holds a controlling interest, in exchange for transferring a prototype network computer and certain trademarks from the Company to New Internet Computer Company. In addition, the Company plans to purchase up to 10,000 network computers from such company.

  During fiscal year 2000, Lucent Technologies, of which Mr. McGinn is Chairman and Chief Executive Officer, purchased approximately $51,000,000 of property and services from the Company. In addition, the Company purchased approximately $375,000 of property and services from Lucent Technologies.

  During fiscal year 2000, the Company received $500,000 in equity in WorkingWoman Network, Inc., of which Ms. Koplovitz is Chief Executive Officer and in which each of Ms. Koplovitz and Messrs. Ellison, Lucas and Boskin are investors, in exchange for granting the right to order $1,000,000 worth of software.

  The Company believes that each transaction listed above was on terms at least as favorable to the Company as any arms-length transaction. Each transaction has been approved by an independent committee of directors.

  Shareholder class actions were filed in the Superior Court of the State of California, County of San Mateo against the Company and its Chief Financial Officer and its former Chief Operating Officer on and after December 18, 1997. The class actions are brought on behalf of purchasers of the stock of the Company during the period April 29, 1997 through December 9, 1997. Plaintiffs allege that the defendants made false and misleading statements about the Company's actual and expected financial performance, while selling Company stock, in violation of state securities laws. Plaintiffs further allege that the individual defendants sold Company stock while in possession of material non-public information. The Company believes that it has meritorious defenses to these actions and intends to vigorously defend them.

  A shareholder derivative lawsuit was filed in the Superior Court of the State of California, County of San Mateo on November 17, 1998. The derivative suit was brought by Company stockholders, allegedly on behalf of the Company, against certain of the Company's current and former officers and directors. The derivative plaintiffs allege that these officers and directors breached their fiduciary duties to the Company by making or causing to be made alleged misstatements about the Company's revenue, growth and financial status while certain officers and directors sold Company stock and by allowing the Company to be sued in the shareholder class actions. The derivative plaintiffs seek compensatory and other damages, disgorgement of compensation received, and temporary and permanent injunctions requiring the defendants to relinquish their directorships. On January 15, 1999, the Court entered a stipulation and order staying the action until further notice.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Exchange Act requires the Company's officers and directors and persons who own more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file reports of ownership and changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely on its review of the copies of such forms received or written representations from the Reporting Persons, the Company believes that with respect to the fiscal year ended May 31, 2000, all the Reporting Persons complied with all applicable filing requirements, except that Frank Varasano filed an amendment to his timely filed Form 3 to report his holding of an option to purchase shares of the Company's common stock.

                                PROPOSAL NO. 2

                             ADOPTION OF THE 2000
                        LONG-TERM EQUITY INCENTIVE PLAN

  At the Annual Meeting, the stockholders are being asked to approve the adoption of the Company's 2000 Long-Term Equity Incentive Plan (the "2000 Plan"), adopted by the Board on July 17, 2000 and September 7, 2000, which would establish a successor plan to the 1991 Long-Term Equity Plan (the "1991 Plan"). The adoption of the 2000 Plan is necessitated by the impending expiration of the 1991 Plan.

Required Vote

  Approval of the adoption of the 2000 Plan requires the affirmative vote of the holders of a majority of shares of Common Stock present or represented and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present, and broker non-votes will not be treated as entitled to vote on this matter at the Annual Meeting. The Company is presenting the 2000 Plan for stockholder approval to obtain various regulatory advantages under the Internal Revenue Code and Nasdaq rules. If the stockholders do not approve the 2000 Plan, it will not be adopted.

           The Board of Directors recommends a vote for approval of the adoption of the 2000 Long-Term Equity Incentive Plan

1991 Plan Activity

  The 1991 Plan remains in effect until its expiration date or until stockholder approval of the 2000 Plan. Upon stockholder approval of the 2000 Plan, shares currently reserved for issuance under the 1991 Plan
(approximately 270,000,000) will be transferred to the 2000 Plan.

Authority for Grants under 2000 Plan

  As of August 21, 2000, options to purchase 270,331,847 shares were outstanding under the 1991 Plan, and 269,953,132 shares remain available for future grants under the 1991 Plan. These shares will be transferred to the 2000 Plan upon its approval by stockholders. In addition to this authority, the Company may grant options in substitution or replacement of options granted by a company that the Company acquires or combines with. Shares tendered by an optionee to meet withholding tax obligations arising out of the exercise of an option will not reduce the shares available for future awards under the 2000 Plan. If an option granted pursuant to the 1991 Plan or the 2000 Plan expires or terminates for any reason without being exercised in whole or in part, the shares released from such option or award will again become available for grant and purchase under the 2000 Plan.

  The table under the caption "Option/SAR Grants in Last Fiscal Year" provides information with respect to the grant of options under the 1991 Plan to the Chief Executive Officer and the next four most highly compensated executive officers during fiscal year 2000. The following table sets forth additional information with respect to options granted under the 1991 Plan during fiscal year 2000 to certain groups:

                                                    Weighted Average  Options
     Identity of Group                               Exercise Price   Granted
     -----------------                              ---------------- ----------
     All executive officers as a group (15
      persons).....................................     $21.3172     34,870,000
     Non-executive officer employees as a group
      (approximately 10,400 persons)...............     $34.4601     94,314,809

Description of the 2000 Plan and Option Terms

  The following is a summary of the principal provisions of the 2000 Plan, but it is not intended to be a complete description of all the terms and provisions of the 2000 Plan. A copy of the 2000 Plan is attached hereto as Appendix B.

  Purpose. The purpose of the 2000 Plan, like the 1991 Plan, is to provide additional compensation and incentive to eligible employees, officers, directors, advisors and consultants whose present and potential contributions are important to the continued success of the Company, to afford such persons an opportunity to acquire a proprietary interest in the Company and to enable the Company to continue to enlist and retain the best available talent for the successful conduct of its business.

  Administration. The 2000 Plan will be administered by one or more committees designated by the Board to administer the Plan (the "Committee"). Subject to the terms of the 2000 Plan, the Committee, as constituted, determines the persons who are to receive awards, the number of shares subject to each award, the terms and conditions of such awards and the dates of grants. The Committee also has the authority to construe and interpret any of the provisions of the 2000 Plan or any options granted thereunder. Such interpretations are binding on the Company and on the optionees.

  Eligibility. All officers, directors (who are also employees or consultants of the Company), employees, advisors and consultants of the Company (or any subsidiary or affiliate of the Company) are eligible to receive awards under the 2000 Plan. The Company may also grant options under the 2000 Plan in connection with its assumption or replacement of options issued by another company which the Company acquires or combines with.

As of August 21, 2000, approximately 41,200 employees were eligible to receive options under the 1991 Plan, except those who are not eligible due to local laws, and all such employees will be eligible to receive options under the 2000 Plan.

  Option Awards. Both incentive stock options ("ISOs"), as defined in Section 422(b) of the Internal Revenue Code (the "Code"), and nonqualified stock options ("NQSOs"), may be granted under the 2000 Plan. The Committee determines whether an option granted under the 2000 Plan will be an ISO or a NQSO. The Company currently grants only NQSOs.

  Other Awards. In addition to stock options, certain other awards may be granted under the 2000 Plan. The Committee may grant Stock Appreciation Rights ("SAR") (including freestanding SARs and options granted in tandem with related options), entitling the holder upon exercise to receive an amount in any combination of cash or Common Stock (as determined by the Committee) equal in value to the excess of the fair market value of the shares covered by such SAR on the date of exercise over the aggregate exercise price of the SAR for such shares. The Committee may also grant rights to purchase stock under such terms and conditions as it may determine. In addition, the Committee may grant stock bonus awards payable in cash or Common Stock based upon reasonable performance criteria the Committee deem appropriate.

  Performance-Based Compensation Limits. No employee shall be granted in any fiscal year of the Company options and SARs to acquire or related to in the aggregate more than 25,000,000 shares of Common Stock. The foregoing limitation, which shall adjust proportionately in connection with any change in the Company's capitalization, is intended to satisfy the requirements applicable to options and SARs intended to qualify as performance-based compensation within the meaning of Code Section 162(m). In the event that the Committee determines that such limitation is not required to qualify options and SARs as performance-based compensation, the Committee may modify or eliminate such limitation.

  Terms of the Options. Each option granted pursuant to the 2000 Plan is evidenced by a stock option grant (the "Grant") issued by the Company. An exercise notice and agreement (the "Exercise Notice") is to be completed by the optionee at the time an option is exercised. The Company does not receive any consideration from an optionee at the time an option is granted. The forms of the Grant and the Exercise Notice may be amended by the Committee from time to time, subject to the terms of the 2000 Plan.

  Options may be granted under the 2000 Plan until the date of the Company's Annual Meeting of Stockholders 2010.

  Subject to the provisions of the 2000 Plan, the Committee may determine the vesting schedule of each option and other terms and conditions of exercisability. Options granted under the 2000 Plan typically vest in four equal annual installments starting from the date of grant, although vesting of an option may be accelerated by the Committee. The Committee also has the discretion to modify, extend or renew outstanding awards and to issue new awards in exchange for surrender of outstanding awards. The Committee also may cause the Company to purchase for cash or shares of Common Stock any option issued under the 2000 Plan.

  Generally, options granted under the 2000 Plan must be exercised within ten years of the option grant date.

  The Committee determines the exercise price of each option granted, which is set forth in the Grant. Under the 2000 Plan, the exercise price of an option granted to an employee may be less than the fair market value per share of the Company's Common Stock on the date the option is granted. Options may be granted with exercise prices other than as described above in connection with the Company's assumption or replacement of options issued by another company. Payment for Shares purchased upon exercise of an Option may be made in cash (by check) or, unless otherwise provided by the Committee in its sole discretion: (i) by cancellation of indebtedness of the Company to the Participants; (ii) by surrender of Shares of Common Stock having a Fair Market Value equal to the applicable exercise price of the Options; (iii) where approved by the Committee in its sole discretion, by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under
Section 483 and 1274 of the Code, provided that the portion of the exercise price equal to the par value of the Shares, if any, must be paid in cash or other legal consideration, and provided further that Participants who are not employees or directors of the Company shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; (iv) by waiver of compensation due or accrued to the Participant for services rendered; (v) pursuant to a broker-assisted "cashless exercise" arrangement; or (vi) by any combination of the foregoing, in each case to the extent permitted by the legal requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time, and the analogous applicable laws of any other country or jurisdiction where options are granted under the 2000 Plan.

  Deferrals. The Committee may also permit participants to elect to defer receipt of benefits under the 2000 Plan or make automatic deferrals. The Committee may also provide and determine the amount of any deemed earnings for amounts deferred under the 2000 Plan.

  Nontransferability and Termination of Options. Options granted under the 2000 Plan may not be transferred by the optionee other than by will or by the laws of descent and distribution, except that the Committee may in its discretion grant NQSOs with limited transferability rights. During the lifetime of the optionee, an option may be exercised only by the optionee.

  If an optionee's employment or other association with the Company or a subsidiary is terminated for any reason other than death or disability, any outstanding option, to the extent (and only to the extent) that it was exercisable on the date of such termination, must be exercised by the optionee by the earlier of three months following such termination (or such shorter time period as may be specified in the Grant) or the expiration date of the option. If termination is on account of disability, any outstanding option, to the extent exercisable on the termination date, must be exercised by the earlier of twelve (12) months following such date or the expiration date of the option. If termination is on account of the Participant's death, any outstanding option may be exercised to the extent (and only to the extent) that they would have been exercisable on the first vesting date occurring after such death as may be specified in the Grant and on the next subsequent vesting date, by the optionee's legal representative within twelve (12) months after the date of death (or such shorter period as may be specified in the Grant), but in any event no later than the expiration date of the options. The Committee has the authority under the 2000 Plan to vary the provisions of an award applicable upon termination of employment.

  Capital Changes. If the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of shares of Common Stock available for option grants under the 2000 Plan, the number of shares and the exercise price per share for each outstanding option and the annual limitation noted above will be proportionately adjusted, subject to any required action by the Board or stockholders of the Company.

  In the event that the Committee determines that any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split up, spinoff, combination, repurchase or exchange of Company securities or other similar corporate transaction affects the shares such that an adjustment is determined by the Committee to be appropriate to prevent enlargement or diminution of benefits under the 2000 Plan, the Committee shall make such adjustments in outstanding awards, and shares available for future awards, as it determines to be appropriate.

  In general, in the event of a Change of Control of the Company, as defined in the 2000 Plan, the vesting of all awards granted pursuant to the 2000 Plan will accelerate and the awards will become exercisable in full prior to the consummation of such event (and such awards shall then terminate), at such times and on such conditions as the Committee determines, unless the successor corporation assumes the outstanding awards or substitutes substantially equivalent awards. In addition, if an employee's employment or other association with the

Company's successor is terminated without cause within 12 months of a Change of Control, awards under the 2000 Plan will accelerate and become immediately and fully exercisable upon such termination.

  Amendment and Termination. The Committee may amend or terminate the 2000 Plan at any time and in any respect, except that the Committee cannot, without the approval of the stockholders of the Company, amend the 2000 Plan in any manner that requires stockholder approval pursuant to the Code or the regulations thereunder or pursuant to Rule 16b-3 of the Exchange Act. No amendment of the 2000 Plan may adversely affect any outstanding option or unexercised portion thereof without the optionee's written consent. Subject to the specific terms of the 2000 Plan, the Committee may accelerate any award or option, reduce any applicable exercise price or waive any conditions or restrictions pursuant to such award or option at any time.

  If an option granted pursuant to the 2000 Plan expires or terminates for any reason without being exercised in whole or in part, the shares released from such option or award will again become available for grant and purchase under the 2000 Plan.

Certain United States Federal Income Tax Information

  General. The following is a general summary as of the date of this Proxy Statement of the United States federal income tax consequences associated with participation in the 2000 Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. This information may not be applicable to employees of foreign subsidiaries or to participants who are not residents of the United States. All participants have been and are encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 2000 Plan. Any tax effects that accrue to foreign employees as a result of participation in the 2000 Plan will be subject to the tax laws of the countries in which such employees reside.

Tax Treatment of the Optionee

  Nonqualified Stock Options. An optionee will not recognize any taxable income at the time a NQSO is granted. However, upon exercise of a NQSO the optionee will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise (in most cases) and the optionee's purchase price. The included amount will be treated as ordinary income and reported on an employee's W-2 form, or in the case of a non-employee, on a 1099 form and will be subject to income tax and FICA withholding by the Company (either by payment in cash or withholding out of the optionee's salary) if the optionee is an employee. Upon the sale of the shares by the optionee, any subsequent appreciation or depreciation in the value of the shares will be treated as short term or long term capital gain or loss depending upon whether or not the optionee held the shares for more than one year following exercise of the NQSO.

  Incentive Stock Options. The optionee will recognize no income upon grant of an ISO and incur no tax on its exercise unless the optionee is subject to the alternative minimum tax described below. If the optionee holds the stock acquired upon exercise of an ISO (the "ISO Shares") for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the optionee generally will realize long-term capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

  If the optionee disposes of ISO Shares prior to the expiration of either of the above required holding periods (a "disqualifying disposition"), the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise and the option exercise price, will be treated as ordinary income and reported on the employee's W-2 form. Income tax withholding on this income is optional. Any addition gain or loss will be long-term or short term capital gain or loss, depending upon whether or not the ISO Shares were held for more than one year following the date of exercise by the optionee. A disposition of ISO Shares for this purpose includes not only a sale or exchange, but also a gift or other transfer of legal title (with certain exceptions). Long-term capital gain is taxed at a maximum federal income tax rate of 20% rather than the 39.6% maximum rate applicable to other income.

  Alternative Minimum Tax. Generally, the difference between the fair market value of stock purchased by exercise of an ISO (generally measured as of the date of exercise) and the amount paid for that stock upon exercise of the ISO is an adjustment to income for purposes of the alternative minimum tax. An alternative minimum tax adjustment applies unless a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO. The alternative minimum tax (imposed to the extent it exceeds the taxpayer's regular tax) is 26% of an individual taxpayer's alternative minimum taxable income for alternative minimum taxable income up to $175,000 and 28% thereafter. Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items and reducing this amount by the applicable exemption amount ($45,000 in the case of a joint return, subject to reduction under certain circumstances).

  Tax Treatment of the Company. The Company will be entitled to a deduction in connection with the exercise of a NQSO by a domestic optionee to the extent that the optionee recognizes ordinary income provided that the deduction is not disallowed under the provisions of Section 162(m) of the Code. The Company will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the optionee recognizes ordinary income on a disqualifying disposition of the ISO Shares and will not be entitled to any deduction upon exercise of an ISO in the absence of any such disqualifying disposition.

  ERISA. The Company believes that the 2000 Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, nor is it qualified under Section 401(a) of the Code.

                                PROPOSAL NO. 3

                         RATIFICATION OF SELECTION OF
                        INDEPENDENT PUBLIC ACCOUNTANTS

  The Company has engaged Arthur Andersen LLP as its principal independent public accountants to perform the audit of the Company's financial statements for fiscal year 2000. Arthur Andersen LLP has audited the Company's financial statements for its last thirteen fiscal years. The Board of Directors expects that representatives of Arthur Andersen LLP will be present at the Annual Meeting, will be given an opportunity to make a statement at the meeting if they desire to do so and will be available to respond to appropriate questions.

Required Vote

  The ratification of the selection of Arthur Andersen LLP requires the affirmative vote of the holders of a majority of shares of Common Stock present or represented and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present, and broker non-votes will not be treated as entitled to vote on this matter at the Annual Meeting.

               The Board of Directors recommends a vote for the
             ratification of the selection of Arthur Andersen LLP

                             STOCKHOLDER PROPOSALS

  From time to time, certain stockholders of the Company submit proposals that they believe should be voted upon by the stockholders. The Commission has adopted regulations that govern the inclusion of such proposals in the Company's annual proxy materials. Stockholder proposals for inclusion in the Company's Proxy Statement and form of proxy relating to the Company's 2000 Annual Meeting of Stockholders must be received by May 14,

2001. If the Company is not notified of a stockholder proposal by July 28, 2001, then the management proxies may have the discretion to vote against such stockholder proposal, even though such proposal is not discussed in the proxy statement. Stockholder proposals should be addressed to Daniel Cooperman, Senior Vice President, General Counsel & Secretary, Oracle Corporation, 500 Oracle Parkway, Mailstop 5op7, Redwood City, California 94065.

  This year, a stockholder submitted a proposal accompanied by a supporting statement. The proposal was submitted by The Vanguard Public Foundation, which holds 1,000 shares of Common Stock of the Company. A representative of The Vanguard Public Foundation has informed the Company that the foundation is unrelated to The Vanguard Group, Inc., a mutual fund firm and a provider of company-sponsored retirement plan services.

   The Board of Directors opposes the following stockholder proposal for the reasons stated after the proposal.

                                PROPOSAL NO. 4

                  STOCKHOLDER PROPOSAL REGARDING ADOPTION OF
                    US BUSINESS PRINCIPLES FOR HUMAN RIGHTS
                              OF WORKERS IN CHINA

  Whereas, the Company's business practices in China respect human and labor rights of workers. The eleven principles below were designed to commit the Company to a widely accepted and thorough set of human and labor rights standards for China. They were defined by the International Labor Organization, the United Nations Covenants on Economic, Social and Cultural Rights, and Civil, and Political Rights. They have been signed by the Chinese government and China's national laws.

  (1) No goods or products produced within the Company's facilities or those of suppliers shall be manufactured by bonded labor, forced labor, within prison camps or as part of reform-through-labor or reeducation-through-labor programs.

  (2) The Company's facilities and suppliers shall adhere to wages that meet workers' basic needs, fair and decent working hours, and at a minimum, to the wage and hour guidelines provided by China's national labor laws.

  (3) The Company's facilities and suppliers shall prohibit the use of corporal punishment, any physical, sexual or verbal abuse or harassment of workers.

  (4) The Company's facilities and suppliers shall use production methods that do not negatively affect the worker's occupational safety and health.

  (5) The Company's facilities and suppliers shall prohibit any police or military presence designed to prevent workers from exercising their rights.

  (6) The Company shall undertake to promote the following freedoms among its employees and the employees of its suppliers: freedom of association and assembly, including the rights to form unions and bargain collectively; freedom of expression, and freedom from arbitrary arrest or detention.

  (7) The Company's employees and those of its suppliers shall not face discrimination in hiring, remuneration or promotion based on age, gender, marital status, pregnancy, ethnicity or region of origin.

  (8) The Company's employees and those of its suppliers shall not face discrimination in hiring, remuneration or promotion based on labor, political or religious activity, or on involvement in demonstrations, past records of arrests or internal exile for peaceful protest, or membership in organizations committed to non violent social or political change.

  (9) The Company's facilities and suppliers shall use environmentally responsible methods of production that have minimum adverse impact on land, air and water quality.

  (10) The Company's facilities and suppliers shall prohibit child labor, or at a minimum comply with guidelines on minimum age for employment within China's national labor laws.

  (11) The Company will issue annual statements to the Human Rights for Workers in China Working Group detailing our efforts to uphold these principles and to promote these basic freedoms.

  Resolved, that the stockholders request the Board of Directors to make all possible lawful efforts to implement and/or increase activity on each of the principles named above in the People's Republic of China.

                             SUPPORTING STATEMENT

  As U.S. companies import more goods, consumer and stockholder concern is growing about working conditions in China that fall below basic standards of fair and humane treatment. We hope that the Company can prove to be a leader in its industry and embrace these principles.

                STATEMENT IN OPPOSITION TO STOCKHOLDER PROPOSAL

         The Board of Directors recommends a vote AGAINST adoption of The US Business Principles for Human Rights of Workers in China (the
                                  "Proposal")
                          for the following reasons:

  The Board believes that the Proposal is unnecessary and that certain of its provisions are vague and overbroad.

  The Company is committed to operating in full compliance with applicable laws in every country where it does business, including China. In 1996, the Company adopted the Oracle Code of Ethics and Business Conduct to ensure compliance with the laws of the numerous countries in which the Company operates. This Code has proven effective and provides uniformity for the Company's worldwide operations, including its China operations. The Board therefore believes that adoption of the Proposal is unnecessary.

  Certain provisions of the Proposal are vague and overbroad. If adopted, the Company would be unable to determine readily, without additional time or expense, what action is required, and in some instances, would be required to take action that is beyond the Company's ability to effectuate.

  The Board therefore does not believe that adoption of the Proposal is necessary or in the best interests of the Company and recommends a vote AGAINST the Proposal.

                                OTHER BUSINESS

  The Board of Directors does not presently intend to bring any other business before the meeting, and, so far as is known to the Board of Directors, no matters are to be brought before the meeting except as specified in the Notice of Annual Meeting. As to any business that may properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

                    VOTING VIA THE INTERNET OR BY TELEPHONE

  Stockholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

Shares Registered Directly in the Name of the Stockholder

  Stockholders with shares registered directly with Boston Equiserve, the Company's transfer agent, may vote telephonically by calling 1-800-690-6903 or you may vote via the Internet at the following address on the World Wide Web:

  www.proxyvote.com

and follow the instructions on your screen.

Shares Registered in the Name of a Brokerage Firm or Bank

  A number of brokerage firms and banks are participating in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. This program is different from the program provided by Boston Equiserve for shares registered in the name of the stockholder. If your shares are held in an account at a brokerage firm or bank participating in the ADP program, you may vote those shares telephonically by calling the telephone number referenced on your voting form or you may vote via the Internet at the following address on the World Wide Web:

  www.proxyvote.com

and follow the instructions on your screen.

                               By Order of the Board of Directors,

                               /s/ Daniel Cooperman

                               DANIEL COOPERMAN
                               Senior Vice President, General Counsel
                                & Secretary

  All stockholders are urged to complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope or to vote electronically via the Internet or telephone. Thank you for your prompt attention to this matter.

                                                                     Appendix A

                                CHARTER OF THE
                        FINANCE AND AUDIT COMMITTEE OF
                   THE ORACLE CORPORATION BOARD OF DIRECTORS
                                 July 12, 1999
           (As amended by the Board of Directors on April 17, 2000)

I. PURPOSE

  The primary function of the Finance and Audit Committee (the "Committee") is to provide advice with respect to the Corporation's financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting, tax and legal compliance. Consistent with this function, the Committee endeavors to encourage continuous improvement of, and foster adherence to, the Corporation's policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:

  . Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

  . Review and appraise the audit efforts of the Corporation's independent accountants and internal audit department.

  . Evaluate the Corporation's quarterly financial performance as well as its compliance with laws and regulations.

  . Oversee management's establishment and enforcement of financial policies and business practices.

  . Provide an open avenue of communication among the independent accountants, financial and senior management, counsel, the internal audit department, and the Board of Directors.

  Section IV of this Charter sets forth the primary responsibilities and duties of the Committee. The Committee may, in its discretion, also review reports from management on other finance, legal and administrative issues to the extent that it deems appropriate or necessary.

II. COMPOSITION

  The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. An independent director is a director who:

1. is not and has not been employed by the Corporation or an affiliate for at least three years prior to election to the Committee;

2. has not received any compensation from the Corporation or an affiliate exceeding $60,000 during the prior fiscal year (excluding benefits under a tax-qualified retirement plan, non-discretionary compensation or compensation for board services);

3. has not been affiliated with a for-profit business entity to which the Corporation made or from which the Corporation received, payments (other than investments in securities) that exceed the greater of 5% of the Corporation's or such entity's annual gross revenues or $200,000 whichever is greater, in any of the past three years;

4. is not an executive of another entity where any of the Corporation's executives serve on that entity's compensation committee;

5. is not affiliated with a tax-exempt entity that receives significant contributions from the Corporation; and

6. is not a spouse, parent, sibling, child or in-law of any person who is, or has been in the past three years, employed by the Corporation or an affiliate as an executive officer or described in 1 through 5 or of any member of management.

  All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have past employment experience in accounting or related financial management, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

  The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board. Each member of the Committee shall serve until the next annual organizational meeting of the Board or until his or her successor has been duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS

  The Committee shall hold such regular meetings as may be necessary and such special meetings as may be called by the Chairman of the Committee. As part of its effort to foster open communication, the Committee shall meet annually (or more frequently as it deems appropriate) with management, the director of the internal audit department and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or its Chair should meet with the independent accountants and management quarterly to review the Corporation's financial statements consistent with
IV.4 below. The Committee shall report its activities to the Board at each Board meeting.

IV. RESPONSIBILITIES AND DUTIES

  To fulfill its responsibilities and duties the Committee shall:

Documents/Reports Review

1. Review this Charter periodically, at least annually, and update as conditions dictate. Submit the Charter to the Board of Directors for approval and have the Charter published at least every three years in the Corporation's proxy statement.

2. Review the Corporation's quarterly financial statements and any other reports or financial information deemed appropriate by the Committee, including any certification, report, opinion, or review rendered by the independent accountants.

3. Review the regular internal reports to management prepared by the internal audit department and management's response to such reports.

4. Review with financial management of the Corporation the Form 10-Qs and the Form 10-Ks prior to filing. The Chair of the Committee may represent the entire Committee for purposes of this review.

5. Prepare a report to be included in the Corporation's proxy statement for each annual meeting that discloses whether the Committee has reviewed the financial statements with management and discussed Statement on Auditing Standards No. 61 (Communicating with Audit Committees) and Independence Standards Board Standard No. 1 (Auditor Independence) with the independent accountants, and if it has recommended to the Board of Directors that the audited financial statements be included in the Form 10-K.

Control Processes

6. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal audit department.

 7. Establish regular and separate systems of reporting to the Committee by management, the independent accountants, and the internal auditors regarding management's preparation of the financial statements.

 8. Review with management and the independent accountants at the completion of the annual examination:

  .  The Corporation's annual financial statements and related footnotes.

  . The independent accountants' audit of the financial statements and their report thereon.

  . Any significant changes required in the independent accountants' audit plan.

  . Any serious difficulties or disputes with management encountered during the course of the audit.

  . The existence of significant estimates and judgments underlying the financial statements, including the rationale behind those estimates as well as the details of material accruals and reserves.

  . Other matters related to the conduct of the audit which are communicated to the Committee under generally accepted auditing standards.

 9. Review any significant disagreement among management and the independent accountants or the internal audit department in connection with the preparation of the financial statements.

10. Make and approve recommendations to change or improve the financial and accounting practices and evaluate their implementation.

Independent Accountants

11. Recognizing that the independent accountants are ultimately accountable to the Committee and the Board of Directors, recommend to the Board of Directors the selection of the independent accountants, considering their independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee shall receive from the independent accountants a formal written statement regarding the independent accountants' independence and shall review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

12. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

13. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

14. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

Internal Auditors

15. Review and evaluate the process used in establishing the annual internal audit plan.

16. Consider, in consultation with the director of internal audit, the audit scope and role of the internal auditors.

17. Review and evaluate the scope, risk assessment, and nature of the internal auditors' plan and any subsequent changes, including whether or not the internal auditors' plan is sufficiently linked to the Corporation's overall business objectives and management's success and risk factors.

18.  Consider and review with management and the director of internal audit:

  . Significant findings during the year and management's responses thereto, including the timetable for implementation of the recommendations to correct weaknesses in internal control.

  . Any difficulties encountered in the course of internal audits, including any restrictions on the scope of work or access to required information.

  . Any changes required in the planned scope of the audit plan of the internal audit department.

  .  The internal audit department's budget, staffing and qualifications.

19.  Confirm and assure the independence of the internal auditors.

Miscellaneous

20. Ensure that management has the proper review system in place to ensure that the Corporation's financial statements, reports, and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

21. Perform any other activities consistent with this Charter, the Corporation's By-laws, and governing law as the Committee or the Board deems necessary or appropriate.

  While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants. Nor is it the duty of the Committee to conduct investigations or to resolve disagreements, if any, between management and the independent accountants.

                                                                     Appendix B

                              ORACLE CORPORATION
                     2000 LONG-TERM EQUITY INCENTIVE PLAN

  Section 1. Purpose. This 2000 Long-Term Equity Incentive Plan ("Plan") is established as a compensatory plan to enable Oracle Corporation (the "Company") to provide an incentive to eligible employees, officers, independent consultants, directors who are also employees or consultants, and advisers whose present and potential contributions are important to the continued success of the Company; to afford such persons an opportunity to acquire a proprietary interest in the Company, and to enable the Company to continue to enlist and retain in its employ the best available talent for the successful conduct of its business. It is intended that this purpose will be effected through the granting of (a) stock options, (b) stock purchase rights,
(c) stock appreciation rights and (d) long-term performance awards.

  Section 2. Definitions. As used herein, the following definitions shall apply:

  (a) "Affiliate" of any person means any entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such person, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the entity, whether through the ownership of voting securities, by contract or otherwise.

  (b) "Applicable Laws" means the legal requirements relating to the administration of stock plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time, and the analogous applicable laws of any other country or jurisdiction where Options, Rights or Long-Term Performance Awards or shares of Restricted Stock are granted under the Plan.

  (c) "Board" means the Board of Directors of the Company.

  (d) "Change of Control" shall mean the first to occur of:


    (i) an individual, corporation, partnership, group, associate or other entity or "person", as such term is defined in Section 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), other than the Company or any employee benefit plan(s) sponsored by the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
  Act), directly or indirectly, of 50% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors;

    (ii) individuals who constitute the Board of Directors of the Company on the effective date of the Plan (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any Approved Director, as hereinafter defined, shall be, for purposes of this subsection
  (ii), considered as though such person were a member of the Incumbent Board. An "Approved Director", for purposes of this subsection (ii), shall mean any person becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee of the Company for director), but shall not include any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or "person" other than the Board;

    (iii) the approval by the stockholders of the Company of a plan or agreement providing (A) for a merger or consolidation involving the Company other than with a wholly-owned subsidiary and other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 65% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (B) for a sale, exchange or other disposition of all or substantially all of the assets of the Company. If any of the events enumerated in this subsection
  (iii) occurs, the Committee shall determine the effective date of the Change of Control resulting therefrom for purposes of the Plan.

  (e) "Code" means the U.S. Internal Revenue Code of 1986, as amended.

  (f) "Committee" means the Committee or Committees referred to in Section 5 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

  (g) "Common Stock" or "Shares" means the Common Stock, $.01 par value per share, of the Company.

  (h) "Company" means Oracle Corporation, a corporation organized under the laws of the state of Delaware, or any successor corporation.

  (i) "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended.

  (j) "Disability" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

  (k) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

    (i) the last reported sale price of the Common Stock of the Company on the Nasdaq National Market or, if no such reported sale takes place on any such day, the average of the closing bid and asked prices, or

    (ii) if such Common Stock shall then be listed on a national securities exchange, the last reported sale price or, if no such reported sale takes place on any such day, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or

    (iii) if such Common Stock shall not be quoted on such National Market nor listed or admitted to trading on a national securities exchange, then the average of the closing bid and asked prices, as reported by The Wall Street Journal for the over-the-counter market, or

    (iv) if none of the foregoing is applicable, then the Fair Market Value of a share of Common Stock shall be determined in good faith by the Board of Directors of the Company in its discretion.

  (l) "Grant" shall mean an instrument or agreement evidencing an Option, Stock Appreciation Right or Long-Term Performance Award granted hereunder, in written or electronic form, which may, but need not, be executed or acknowledged by the recipient thereof.

  (m) "Insider" means an executive officer or director of the Company or any other person whose transactions in Common Stock are subject to Section 16(b) of the Exchange Act.

  (n) "Long-Term Performance Award" means an award under Section 9 below. A Long-Term Performance Award shall permit the recipient to receive a stock bonus (as determined by the Committee) upon satisfaction of such performance factors as are set out in the recipient's individual grant. Long-term Performance Awards will be based upon the achievement of Company, Subsidiary and/or individual performance factors or upon such other criteria as the Committee may deem appropriate.

  (o) "Named Executive" means any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four highest compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

  (p) "Option" means any option to purchase shares of Common Stock granted pursuant to Section 6 below.

  (q) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of an award under the Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

  (r) "Participant" means an individual who has been granted an Option, Right or Long-Term Purchase Award under the Plan.

  (s) "Plan" means this 2000 Long-Term Equity Incentive Plan, as hereinafter amended from time to time.

  (t) "Purchase Agreement" shall have the meaning specified in Section 8.

  (u) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 8 below.

  (v) "Right" means and includes Stock Appreciation Rights and Stock Purchase Rights granted pursuant to the Plan.

  (w) "Stock Appreciation Right" or "SAR" means an award made pursuant to
Section 7 below, which right permits the recipient to receive cash equal to the difference between the Fair Market Value of Common Stock on the date of grant of the Stock Appreciation Right and the Fair Market Value of Common Stock on the date of exercise of the Stock Appreciation Right.

  (x) "Stock Purchase Right" means an award made pursuant to Section 8 below, which right permits the recipient to purchase Common Stock pursuant to a restricted stock purchase agreement entered into between the Company and the Participant.

  (y) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

  (z) "Substitute Awards" shall mean an Option, Right or Long-Term Performance Award granted in assumption of or in substitution for, outstanding options or other awards previously granted by a company acquired by the Company or with which the Company combines.

  Section 3. Eligibility.

  (a) Awards may be granted to employees, officers, directors who are also employees or consultants, independent consultants and advisers of the Company or any Parent, Subsidiary or Affiliate of the Company (provided such consultants, and advisers render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction). ISOs (hereinafter defined in Section 6 hereof) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company.

  (b) A Participant may be granted more than one award under this Plan.

  (c) Holders of options and other awards granted by a company acquired by the Company or with which the Company combines are eligible for grant of Substitute Awards hereunder in connection with such acquisition or combination transaction.

  Section 4. Stock Subject to the Plan.

  (a) the total number of shares of Common Stock reserved and available for distribution pursuant to the Plan shall be [269,953,132] shares, of which no more than 10% of such Shares may be distributed pursuant to the grant of Stock Purchase Rights./1/

  (b) If any Shares that have been subject to issuance upon exercise of an Option (other than a Substitute Award) cease to be subject to such Option, or if any Shares of Restricted Stock or other Shares that are subject to any Right, Option or Long-Term Performance Award granted hereunder (other than a Substitute Award) are forfeited or repurchased or any such award otherwise terminates or is paid or settled without a payment being made to the Participant in the form of the full number of Shares underlying such awards, such Shares to the extent of such forfeiture, termination or settlement, shall again be available for distribution in connection with future awards or Option grants under the Plan. For purposes of this Section 4(b), awards and options granted under any of the Company's previous stock option plans (other than any such plans for outside directors) shall be treated as Options, Rights or Long-Term Performance Awards, as the case may be, acquired hereunder.

  (c) Shares underlying Substitute Awards shall not reduce the number of Shares available for distribution hereunder.

  (d) In the event that any Option, Right or Long-Term Performance Award granted hereunder (other than a Substitute Award) is exercised through the surrender to the Company of Shares or in the event that withholding tax liabilities arising in connection with any such award are satisfied by the withholding of Shares by the Company, the number of Shares available for distribution under the Plan as set forth in Section 4(a) shall be increased by the number of Shares so surrendered or withheld.

  (e) Options and SARs on no more than 25,000,000 shares of Common Stock may be granted to any individual in any year under this Plan.

  (f) (i) In the event that the Common Stock of the Company is split or reverse-split, whether by stock dividend, combination, reclassification or similar method not involving payment of consideration, the number of Shares available for award under this Plan, in aggregate and individually as set forth in Sections 4(a) and 4(e), the number of Shares deliverable under each Option, Right or Long-Term Performance Award outstanding hereunder and the per Share exercise price of each outstanding Option or Right shall automatically be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with Applicable Laws; provided, however, that the number of Shares subject to any award denominated in Shares shall always be a whole number.


    (ii) In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event other than an event described in Section 4(f)(i) affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential
--------
  /1/ The number of authorized shares under this Plan will equal that number of authorized shares available for grant under the Company's 1991 Long-Term Equity Incentive Plan (the "1991 Plan") as of the date this Plan becomes effective. The number of authorized shares available for grant under the 1991 Plan as of August 21, 2000 is 269,953,132.

  benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) which thereafter may be made the subject of awards under the Plan, including the aggregate and individual limits specified in Section 4, (ii) the number and type of Shares (or other securities or property) subject to outstanding awards, and (iii) the grant, purchase, or exercise price with respect to any award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding award; provided, however, that the number of Shares subject to any award denominated in Shares shall always be a whole number.

  Section 5. Administration.

  (a) The Plan shall be administered by one or more Committees designated by the Board to administer the Plan, constituted in such a manner as to satisfy the Applicable Laws.
  (b) Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may change the size of the Committee, appoint additional members thereof, remove members (with or without cause), appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.
  (c) As used herein, except in Sections 17 and 19, references herein to the Board shall mean the Board or the Committee, whichever is then acting with respect to the Plan.
  (d) The Committee shall have the authority to construe and interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan, and any such interpretation shall be final and binding on all persons having an interest in any award under this Plan. Without limiting the generality of the foregoing, subject to the general purposes, terms, and conditions of the Plan, and to the direction of the Board, the Committee shall have full power to implement and carry out the Plan including, but not limited to, the following:

    (i) to select the employees, officers, consultants, directors and advisers of the Company and/or its Subsidiaries and Affiliates to whom Options, Rights and Long-Term Performance Awards, or any combination thereof, may from time to time be granted hereunder;

    (ii) to determine whether and to what extent Options, Rights and Long-Term Performance Awards, or any combination thereof, are granted hereunder;

    (iii) to determine the number of Shares to be covered by each such award granted hereunder;

    (iv) to approve forms of grant or agreement, or other forms for communicating to Participants that they have been granted an award under the Plan, for use under the Plan;

    (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding the Option or other award and/or the Shares relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion);

    (vi) to determine whether and under what circumstances an Option may be settled in cash or Restricted Stock under Section 6(g) instead of Common Stock;

    (vii) to determine the form of payment that will be acceptable consideration for exercise of an Option, Right or Long-Term Performance Award granted under the Plan;

    (viii) to determine whether, or to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the Participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period);

    (ix) to delegate to another committee of the Board or to members of management certain of its powers hereunder to the extent permitted by Applicable Laws;

    (x) to reduce the exercise price of any Option or Right;

    (xi) to determine the terms and restrictions applicable to Stock Purchase Rights and the Restricted Stock purchased by exercising such Rights; and

    (xi) to adopt sub-plans applicable to particular Subsidiaries, Affiliates or locations, which sub-plans may take precedence over other provisions of this Plan, with the exception of Section 4(a), but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan.

  (e) In addition to such other rights of indemnification as they may have as directors, members of the Committee shall be indemnified by the Company against any reasonable expenses, including attorneys' fees actually and necessarily incurred, which they or any of them may incur by reason of any action taken or failure to act under or in connection with the Plan or any option or other award granted thereunder, and against all amounts paid by them in settlement of any claim related thereto, (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding that such director is liable for negligence or misconduct in the performance of his or her duties; provided that within 60 days after institution of any such action, suit or proceeding a director shall in writing offer the Company the opportunity, at its own expense, to handle the defense of the same.

  Section 6. Stock Options. The Committee, in its discretion, may grant Options to eligible Participants and shall determine whether such Options shall be Incentive Stock Options ("ISOs") within the meaning of the Code, Nonqualified Stock Options ("NQSOs") or any other type of Option which may exist from time to time. Each Option shall be evidenced by a Grant which shall expressly identify the Option as an ISO or as NQSO (or other type of Option, as applicable), and be in such form and contain such provisions as the Committee shall from time to time deem appropriate. Without limiting the foregoing, the Committee may, at any time, or from time to time, authorize the Company, with the consent of the respective recipients, to issue new Options, including Options in exchange for the surrender and cancellation of any or all outstanding Options or Rights.

  The Committee shall determine the number of Shares subject to the Option, the exercise price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

  (a) Form of Option Grant. Each Option granted under this Plan shall be evidenced by a Grant in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of this Plan.

  (b) Date of Grant. The date of grant of an Option shall be the date on which the Committee makes the determination to grant such Option unless otherwise specified by the Committee. The Grant representing the Option will be delivered to Participant with a copy of this Plan within a reasonable time after the granting of the Option.

  (c) Exercise Price. The exercise price of an Option shall be determined by the Committee on the date the Option is granted and may be less than the Fair Market Value of the Common Stock on the date the Option is granted.

  (d) Exercise Period. Options shall be exercisable within the times or upon the events determined by the Committee as set forth in the Grant; provided, however; that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted. The Committee may attach such conditions to the Shares issued upon exercise of an Option as it shall determine, and may provide in any grant for Option exercise restrictions to be waived in consideration of equivalent transfer or forfeiture provisions to be applied to such underlying Shares.

  (e) Limitations on ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.

  (f) Limitations on Transfer. Options granted under this Plan, and any interest therein, shall not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant; provided, however; that NQSOs held by a Participant may be transferred to such family members, trusts and charitable institutions as the Committee, in its sole discretion, shall approve, unless otherwise restricted from such transfer under the terms of the Grant.

  (g) Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash or Common Stock (including Restricted Stock), an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

  (h) Notice. Options may be exercised only by delivery to the Company or its representative of a stock option exercise instrument in a form approved by the Committee from time to time (which may be in written, electronic or other form selected by the Committee from time to time and need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding Participant's investment intent and access to information, if any, as may be required by the Company to comply with the Applicable Laws, together with payment in full of the exercise price for the number of Shares being purchased or adequate provision therefor, in accordance with Section 6(i).

  (i) Payment. Payment for Shares purchased upon exercise of an Option may be made in cash (by check) or, unless otherwise provided by the Committee in its sole discretion: (i) by cancellation of indebtedness of the Company to the Participant; (ii) by surrender of Shares of Common Stock having a Fair Market Value equal to the applicable exercise price of the Options; (iii) where approved by the Committee in its sole discretion, by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code, provided that the portion of the exercise price equal to the par value of the Shares, if any, must be paid in cash or other legal consideration, and provided further that Participants who are not employees or directors of the Company shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; (iv) by waiver of compensation due or accrued to the Participant for services rendered; (v) pursuant to a broker-assisted "cashless exercise" arrangement; or (vi) by any combination of the foregoing, in each such case to the extent permitted by Applicable Law.

  (j) Limitations on Exercise. In addition to exercise restrictions or other vesting provisions set forth in any Grant, unless the Committee shall otherwise determine, and except in the case of a Substitute Award, the exercisability of an Option following termination of the Participant's employment shall be subject to this Section 6(j).


    (i) If the Participant ceases to be employed by the Company or any Parent, Subsidiary or Affiliate of the Company for any reason except death or disability, such Participant's Options may be exercised to the extent (and only to the extent) that they would have been exercisable upon the date of termination of the Participant's employment, within three (3) months after the date of termination (or such shorter time period as may be specified in the Grant), but in any event no later than the expiration date of the Option.

    (ii) If the Participant's employment with the Company or any Parent, Subsidiary or Affiliate of the Company is terminated because of the Disability of the Participant, or if the Participant dies within three (3) months of his termination of employment, the Participant's Options may be exercised to the extent (and only to the extent) that they would have been exercisable on the date of termination of the Participant's employment, by the Participant (or the Participant's legal representative) within twelve
  (12) months after
  the date of termination of employment (or such shorter time period as may be specified in the Grant), but in any event no later than the expiration date of the Options.

    (iii) If the Participant's employment with the Company or any Parent, Subsidiary or Affiliate of the Company is terminated because of the death of the Participant, the Participant's Options may be exercised to the extent (and only to the extent) that they would have been exercisable on the first vesting date occurring after such death as may be specified in the Grant and on the next subsequent vesting date, by the Participant's legal representative within twelve (12) months after the date of death (or such shorter period as may be specified in the Grant), but in any event no later than the expiration date of the Options.

    (iv) A Participant's employment relationship shall be considered to have terminated, and the Participant to have ceased to be employed by his or her employer, on the earliest of:

      (A) the date on which the Company, or any Parent, Subsidiary or Affiliate of the Company, as appropriate, delivers to the Participant notice in a form prescribed by the Company that the Company, or such other entity, is thereby terminating the employment relationship (regardless of whether the notice or termination is lawful or unlawful or is in breach of any contract of employment),

      (B) the date on which the Participant delivers notice in a form prescribed by the Company, to the Company, or any Parent, Subsidiary or Affiliate of the Company, as appropriate, that he or she is terminating the employment relationship (regardless of whether the notice or termination is lawful or unlawful or is in breach of any contract of employment),

      (C) the date on which the Participant ceases to provide services to the Company, or any Parent, Subsidiary or Affiliate of the Company, as appropriate, except where the Participant is on an authorized leave of absence, or

      (D) the date on which the Participant ceases to be considered an "employee" under Applicable Law.

  The Committee shall have discretion to determine whether a Participant has ceased to be employed by the Company or any Parent, Subsidiary or Affiliate of the Company, as appropriate, and the effective date on which such employment terminated or whether such Participant is on an authorized leave of absence.

    (v) In the case of a Participant who is a director, consultant, or adviser, the Committee will have the discretion to determine whether the Participant is "employed by the Company or any Parent, Subsidiary or Affiliate of the Company" pursuant to the foregoing Sections.

    (vi) The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent the Participant from exercising the full number of Shares as to which the Option is then exercisable.

  (k) Modification, Extension and Renewal of Options. The Committee shall have the power to modify, extend or renew outstanding Options and to authorize the grant of new Options in substitution therefore, provided that any such action may not, without the written consent of the holder, impair any rights under any Option previously granted.

  Section 7. Stock Appreciation Rights. The Committee, in its discretion, may grant Stock Appreciation Rights to eligible Participants. The following provisions apply to such Stock Appreciation Rights.

  (a) Grant of Stock Appreciation Right. The Stock Appreciation Right shall entitle the holder upon exercise to an amount for each Share to which such exercise relates equal to the excess of (x) the Full Market Value on the date of exercise of a Share over (y) the base or exercise price of the Common Stock as set forth in the applicable Grant. Notwithstanding the foregoing, the Committee may place limits on the amount that may be paid upon exercise of a Stock Appreciation Right.

  (b) Forfeiture of Option. If a Stock Appreciation Right is granted in tandem with an Option, upon exercise of such Stock Appreciation Right, the related Option shall no longer be exercisable and shall be deemed canceled to the extent of such exercise.

  (c) Form of Payment. The Company's obligation arising upon the exercise of a Stock Appreciation Right may be paid currently or on a deferred basis with such interest or earnings equivalent as may be determined by the Committee, and may be paid in Common Stock or in cash, or in any combination of Common Stock and cash, as the Committee, in its sole discretion, may determine.

  (d) Other Provisions. The Grant evidencing a Stock Appreciation Rights shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion. The provisions of such Grants need not be the same with respect to each recipient.

  Section 8. Stock Purchase Rights.

  (a) Rights to Purchase. Stock Purchase Rights to purchase Restricted Stock may be issued either alone, in addition to, or in tandem with other awards granted under the Plan. After the Committee determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer, which shall in no event exceed 60 days from the date the Stock Purchase Right was granted. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement (the "Purchase Agreement") in the form determined by the Committee.

  (b) Repurchase Option. Unless the Committee determines otherwise, the Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Committee may determine.

  (c) Other Provisions. The Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion. The provisions of Purchase Agreements need not be the same with respect to each purchaser.


  Section 9. Long-Term Performance Awards.

  (a) Administration. Long-Term Performance Awards are stock bonus awards that may be granted either alone or in addition to other awards granted under the Plan. The Committee shall determine the nature, length and starting date of any performance period (the "Performance Period") for each Long-Term Performance Award, and shall determine the performance factors to be used in the determination of a Long-Term Performance Award and the extent to which such Long-Term Performance Awards have been earned. Long-Term Performance Awards may vary from Participant to Participant and between groups of Participants and shall be based upon the achievement of Company, Parent, Subsidiary or Affiliate, or upon such individual performance factors or upon such other criteria as the Committee may deem appropriate. Performance Periods may overlap and Participants may participate simultaneously with respect to Long-Term Performance Awards that are subject to different Performance Periods and different performance factors and criteria. Long-Term Performance Awards shall be confirmed by, and be subject to the terms of, a Long-Term Performance Award agreement. The terms of such awards need not be the same with respect to each Participant.

  At the beginning of each Performance Period, the Committee shall determine for each Long-Term Performance Award subject to such Performance Period, the number of Shares to be awarded to the Participant at the end of the Performance Period if and to the extent that the relevant measures of performance for such Long-Term Performance Award are met. Such number of shares of Common Stock may be fixed or may vary in accordance with such performance or other criteria as maybe determined by the Committee.

  (b) Adjustment of Awards. The Committee may adjust the performance factors applicable to the Long-Term Performance Awards to take into account changes in law, accounting and tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances in order to avoid windfalls or hardships.

  (c) Termination. Unless otherwise provided in the applicable Long-Term Performance Award agreement, if a Participant terminates his or her employment or his or her consultancy during a Performance Period because of death or Disability, the Committee may provide for an earlier payment in settlement of such award in such amount and under such terms and conditions as the Committee deems appropriate.

  Except as otherwise provided in the applicable Long-Term Performance Award agreement, if a Participant terminates employment or his or her consultancy during a Performance Period for any other reason, then such Participant shall not be entitled to any payment with respect to the Long-Term Performance Award subject to such Performance Period, unless the Committee shall otherwise determine.

  (d) Form of Payment. The earned portion of a Long-Term Performance Award may be paid currently or on a deferred basis with such interest or earnings equivalent as may be determined by the Committee. Payment shall be made in the form of cash, whole Shares, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Committee shall determine.

  Section 10. Withholding Taxes.

  (a) Withholding Generally. The Company shall have the right to withhold or require the recipient to remit to the Company an amount sufficient to satisfy federal, state, or local withholding tax requirements arising in connection with the grant, exercise or settlement of any award under the Plan prior to the delivery of any certificate or certificates for Shares or other amounts hereunder.

  (b) Stock Withholding. When a Participant incurs tax liability in connection with the exercise or vesting of any Option, Right or Long-Term Performance Award, which tax liability is subject to tax withholding under applicable tax laws, and the Participant is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Participant may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares otherwise to be delivered that number of Shares having a Fair Market Value equal to the amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined; provided however that the Company shall not allow withholding of Shares (i) upon exercise or vesting of any Option, Right or Long-Term Performance Award in an amount which exceeds the minimum statutory withholding rates for federal, state and local tax purposes, including payroll taxes or (ii) if such withholding is not permitted under local laws. All elections by a Participant to have Shares withheld for this purpose shall be made in accordance with procedures established by the Committee from time to time.

  Section 11. Change of Control. Unless specifically provided to the contrary in any Grant or Purchase Agreement, upon a Change of Control, (a) unless outstanding Options and Rights are effectively assumed by the surviving or acquiring corporation or otherwise remain outstanding, such Options and Rights shall become fully vested and exercisable, and any repurchase or resale restrictions applicable to any award granted hereunder shall automatically lapse and such Options or Rights shall expire on the consummation of such Change of Control transaction at such times and on such conditions as the Committee shall determine and (b) if an Option or Right is effectively so assumed or remains outstanding, and the Participant's employment is terminated (within the meaning of Section 6 hereof) by the surviving or acquiring corporation without cause within twelve (12) months after the consummation of such Change of Control transaction, such Option or Right shall accelerate and become immediately and fully exercisable, and any repurchase or resale restrictions applicable to any such award shall automatically lapse, upon such termination.

  Section 12. Employment Relationship. Nothing in the Plan or any award made hereunder shall interfere with or limit in any way the right of the Company or of any Parent, Subsidiary or Affiliate to terminate any

Participant's employment or consulting relationship at any time, with or without cause, nor confer upon any Participant any right to continue in the employ or service of the Company or any Parent, Subsidiary or Affiliate.

  Section 13. General Restriction. Each award shall be subject to the requirement that, if, at any time, the Committee shall determine, in its discretion, that the listing, registration, or qualification of the Shares subject to such award upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, such award or the issue or purchase of Shares thereunder, such award may not be exercised or paid in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The Committee shall be under no obligation to obtain or seek such listing, registration, qualification, consent or approval.

  Section 14. Rights as a Stockholder. The holder of an Option, Right or Long-Term Performance Award shall have no rights as a stockholder with respect to any Shares covered by the Option, Right or Long-Term Performance Award until the Shares subject to such award have been entered upon the records of the duly authorized transfer agent of the Company. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate so entered.

  Section 15. Limitations on Assignment of Awards. Except as otherwise provided in Section 6(f) hereof, no awards made hereunder shall be assignable or transferable by the Participant except by will or by the laws of descent and distribution and as otherwise consistent with the specific Plan provisions relating thereto or as the Committee in its sole discretion shall approve. During the life of the Participant, an Option, Right or Long-Term Performance Award shall be exercisable only by him or her, or by a transferee as permitted by Section 6(f) hereof and any award agreement.

  Section 16. Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provisions of the Plan shall be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including without limitation, arrangements providing for the granting of Options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

  Section 17. Adoption and Stockholder Approval. This Plan shall become effective on the date that it is adopted by the Board of the Company and approved by the stockholders of the Company, in any manner permitted by applicable corporate law.

  Section 18. Term of Plan. Awards may be granted pursuant to this Plan from time to time prior to the expiration hereof, which shall occur on the date of the Company's Annual Meeting of Stockholders in 2010.

  Section 19. Amendment or Termination of Plan.

  (a) Except to the extent prohibited by applicable law and unless otherwise expressly provided in a Grant or Purchase Agreement or in the Plan, the Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time, provided, however, that no such amendment, alteration, suspension, discontinuation or termination shall be made without (i) stockholder approval if such approval is necessary to comply with any tax or regulatory requirement for which or with which the Board deems it necessary or desirable to qualify or comply, or (ii) the consent of the affected Participant, if such action would adversely affect the rights of such Participant under any outstanding award. Notwithstanding anything to the contrary herein, the Committee or its delegee may amend the Plan and/or adopt subordinate arrangements, policies and programs in each case subject to the authority set forth in Section 4 hereof, in such manner as may be necessary to enable the Plan to achieve its stated purposes in any jurisdiction outside the United States in a tax-efficient manner and in compliance with local rules and regulations by adopting schedules of provisions to be applicable to awards granted in such jurisdiction.

  (b) The Committee may waive any conditions or rights under, amend any term of, or amend, alter, suspend, discontinue or terminate, any award theretofore granted, prospectively or retroactively, without the consent of any relevant Participant or holder or beneficiary of an award, provided, however, that no such action shall impair the rights of any affected Participant or holder or beneficiary under any award theretofore granted under the Plan.

4290-PS20 ____________________________________________________________C13-933-01

[proxy card - front]

                              ORACLE CORPORATION
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 16, 2000

  The undersigned hereby appoints LAWRENCE J. ELLISON and JEFFREY O. HENLEY, or any of them, each with power of substitution, as proxies to represent the undersigned at the Annual Meeting of Stockholders of ORACLE CORPORATION, to be held on Monday, October 16, 2000, at 10:00 a.m., in the Oracle Corporation Conference Center, 350 Oracle Parkway, Redwood City, California, and any adjournment thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on the following matters set forth on the reverse side.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR
                                                                          ---
THE EIGHT NOMINEES FOR ELECTION, FOR THE ADOPTION OF THE COMPANY'S 2000 LONG-
                                 ---
TERM EQUITY INCENTIVE PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR
                       ---
ANDERSEN LLP, AND AGAINST THE STOCKHOLDER PROPOSAL.
                  -------

    [proxy card - back]
    (Continued from other side)

1.  ELECTION OF DIRECTORS

        FOR all nominees listed below (except as marked to the contrary below):
        ---

        WITHHOLD AUTHORITY to vote for all nominees listed below:  ___
        Nominees: Lawrence J. Ellison, Donald L. Lucas, Michael J. Boskin, Jeffrey O. Henley, Jack F. Kemp, Jeffrey Berg, Richard McGinn and Kay Koplovitz.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below)
_________________________________


    2. PROPOSAL TO APPROVE THE ADOPTION OF THE COMPANY'S 2000 LONG-TERM EQUITY INCENTIVE PLAN

              __FOR               __AGAINST           __ABSTAIN

    3. PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING MAY 31, 2001

              __FOR               __AGAINST           __ABSTAIN


    4. THE STOCKHOLDER PROPOSAL "THE US BUSINESS PRINCIPLES FOR HUMAN RIGHTS OF WORKERS IN CHINA"

              __FOR               __AGAINST           __ABSTAIN


    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or continuation thereof.

Please sign exactly as the name or names appear on stock certificate (as indicated hereon). If the shares are issued in the names of two or more persons, all such persons should sign the proxy. A proxy executed by a corporation should be signed in its name by its authorized officers. Executors, administrators, trustees, and partners should indicate their positions when signing.

                                                Dated:_______________, 2000

                                                ____________________________

                                                ____________________________
                                                                  Signatures

STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN, AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.